UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:    USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2014


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

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       ANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JULY 31, 2014

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PRESIDENT'S MESSAGE

"IT IS IMPORTANT TO REMEMBER DRAMATIC
HEADLINES ARE DESIGNED TO ELICIT AN EMOTIONAL
REACTION - AND EMOTIONAL STATES OF MIND ARE         [PHOTO OF BROOKS ENGLEHARDT]
USUALLY DETRIMENTAL TO LONG-TERM INVESTMENT
DECISION-MAKING."

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SEPTEMBER 2014

Much to the surprise of many market participants, longer-term interest rates trended down during the one-year reporting period. Rates had been expected to rise once the U.S. Federal Reserve (the Fed) began reducing - or "tapering" - its quantitative easing (QE) asset purchases. (Through QE, the Fed had been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) However, while longer-term rates rose in anticipation of the taper, they actually fell after the Fed started to trim its asset purchases during January of this year. As a result, investors saw the value of their longer-maturity bond holdings increase (bond prices move in the opposite direction of interest rates). Meanwhile, the U.S. economy - which had slowly strengthened during 2013 - took a step back in the first quarter of 2014, contracting by approximately 2%. Although conditions improved in the second quarter, with the economy expanding by about 4%, economic growth overall during the first half of 2014 was a tepid 2%.

What did all of this mean for investors? The drop in longer-term interest rates meant they had to look for higher yields in riskier asset classes, which helped fuel a rally in the U.S. stock market. Many stocks recorded double-digit gains during the reporting period, with small-cap stocks outperforming large-cap stocks. Interestingly, market volatility was low despite mounting geopolitical tensions, including Russia's involvement in the Ukraine, extremist threats to Iraq, and the Gaza-Israel conflict.

Given what happened during the reporting period, you may want to consider reviewing your investment plan and determine if it would be appropriate

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to rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. Whatever decision you make, it should be made in the context of your investment plan, which should be based on your goals - such as preparing for retirement - as well as your time horizon and risk tolerance. If you would like some help, please give our advisors a call - they are available to assist you.

Looking ahead, the Fed is likely to continue tapering its QE asset purchases and may end them altogether in October. Longer term, we expect interest rates to rise at a moderate pace and for bond prices to edge down. Higher interest rates could also make riskier asset classes, such as stocks and high-yield securities, less attractive to investors who will be able to find higher yields elsewhere.

At the same time, geopolitical turmoil is likely to persist, along with dramatic headlines. It is important to remember dramatic headlines are designed to elicit an emotional reaction - and emotional states of mind are usually detrimental to long-term investment decision-making. Shareholders must try to look through the media noise and focus instead on relevant information, such as the direction of interest rates and the condition of the U.S. economy, which can provide them with the perspective they need to manage their investments.

Rest assured, we will continue monitoring geopolitical events, economic trends, Fed policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. From all of us here at USAA Asset Management Company, thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGER(S) COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered Public Accounting Firm                   12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         33

    Financial Statements                                                      36

    Notes to Financial Statements                                             39

EXPENSE EXAMPLE                                                               56

ADVISORY AGREEMENT(S)                                                         58

TRUSTEES' AND OFFICERS' INFORMATION                                           66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND), SEEKS LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

The Fund invests primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

As an alternative investment strategy, in our attempt to reduce the Fund's volatility over time, the Fund at times may implement an index option-based strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC

   ARNOLD J. ESPE, CFA                       PETER XU, Ph.D.
   WASIF A. LATIF                            DANIEL CARLUCCI, CFA
   JOHN P. TOOHEY, CFA                       STACIE L. MINTZ, CFA

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE PAST YEAR?

    Financial assets delivered robust performance during the reporting period. Virtually all segments of the global equity and fixed-income markets finished with a positive return, rewarding investors who maintained well-diversified portfolios.

    An important source of this across-the-board strength was the environment of not-too-hot, not-too-cold economic growth. The world economy continued to expand at a modest pace, with the United States on track for 2.0% to 2.5% gross domestic product growth in 2014, Europe continuing to climb out of its recession, and key emerging markets such as China, India, and Brazil all showing signs of stabilization. This level of growth, while not as strong as what we have witnessed in past expansions, was nonetheless sufficiently healthy to boost investor confidence and fuel continued strength in corporate earnings. At the same time, economic growth has been restrained enough that inflation has remained largely at bay, enabling global central banks to maintain their accommodative policies.

    With few adverse headlines to disrupt this positive news flow, investors were comfortable moving cash off the sidelines and taking on added risk in pursuit of higher returns. Global equities produced strong, double-digit gains, while the bond market recovered from its slump and delivered single-digit returns.

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2  | USAA FIRST START GROWTH FUND

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o   HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    At the end of the reporting period, the Fund had a total return of 12.16%. This compares to a total return of 16.37% for the Russell 3000(R) Index (the Index), 3.97% for the Barclays U.S. Aggregate Bond Index, and 12.09% for the Lipper Flexible Portfolio Funds Index, the Fund's benchmarks.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Quantitative Management Associates LLC (QMA) is the subadviser to the Fund. The investment adviser and subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The past year brought sizeable shifts in market leadership. Small-cap stocks swung from outperformance to underperformance, emerging market stocks recovered from their underperformance of 2013 in the second half of the period, and bonds delivered surprising gains. We believe these shifts help illustrate the value of maintaining a steady approach. Rather than trying to chase performance in whatever the "hot" market segment happens to be at any given time, we build well-diversified portfolios that are designed to outperform over the long haul. As a result, many of the elements of our positioning that hurt performance in the first half of the fiscal year - such as our position in bonds, our underweight in small-cap stocks, and our allocation to the emerging markets - added significant value in the second half of the year. In our view, this demonstrates the merit of our diversified, long-term approach to investing.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 8 for benchmark definitions.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3
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    The Fund's domestic equity allocation, a portion of which is managed by QMA, finished with a positive absolute return, reflecting the strength in the market overall. Performance benefited from our decision to overweight large-cap stocks and underweight small-cap stocks, as larger companies comfortably outperformed during the reporting period. This allocation stems from our belief that valuations in the small-cap stocks are stretched, and that the potential for improving U.S. growth is fully factored into smaller companies' stock prices.

    The Fund's developed market international equity allocation, which we achieve via exchange-traded funds (ETFs), was a substantial positive for its absolute returns during the annual period. Nevertheless, this international weighting was a slight negative for relative performance given the modest shortfall of the overseas markets relative to the domestic market. However, we continue to favor the developed international markets over the domestic market, based on our belief that they offer more attractive valuations.

    Similarly, the Fund's emerging markets allocation was a positive for absolute returns but a modest detractor from relative performance. We achieve our emerging markets exposure via broad-based and individual-country ETFs. We continue to hold a sizeable position in the emerging markets, as we believe the asset class remains undervalued in light of its faster growth, lower government debt, and favorable demographics relative to the developed markets.

    The Fund's option hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, was a detractor from performance given the market's robust rally of the past 12 months. We view the hedging strategy as a way to protect against the potential for unexpected volatility in the global equity markets, and we believe the substantial increase in U.S. stock market valuations warrants continued hedging in the portfolio.

    The Fund's portfolio of investment-grade bonds outperformed the broader fixed-income market, adding value and offsetting the modest underperformance of the equity portfolio. We kept the portfolio's duration (interest-rate sensitivity) below that of the broader bond market. Instead, we focused on using credit research to identify individual corporate bonds and commercial mortgage-backed securities (CMBS)

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4  | USAA FIRST START GROWTH FUND

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    with attractive profiles of risk and return. While bond yields fell during the period, meaning that our low duration was a modest headwind to performance, we made up for this via the outperformance - and attractive yields - of our individual corporate and CMBS holdings. We believe our approach of favoring credit risk over interest-rate risk remains appropriate at a time of gradually improving economic growth.

    From the standpoint of the entire portfolio, we are keeping a close eye on the potential risks rather than attempting to chase incremental returns in market segments that no longer offer value. Instead, we continue to use our diversified, global approach to identify investments that feature the combination of strong fundamentals and attractive valuations, while tilting away from those that no longer offer a compelling risk-return profile. We believe this long-term, value-driven methodology will be critical to generating outperformance in the second half of the year and beyond.

    Thank you for your investment in the Fund.

Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND) (Ticker Symbol: UFSGX)

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                                          7/31/14                   7/31/13
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
Net Assets                             $341.0 Million           $278.2 Million
Net Asset Value Per Share                 $13.72                    $12.56

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/14
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  1 YEAR                              5 YEARS                         10 YEARS
  12.16%                               13.00%                           7.19%

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                         EXPENSE RATIOS AS OF 7/31/13*
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
BEFORE REIMBURSEMENT          1.87%           AFTER REIMBURSEMENT          1.46%

               (includes acquired fund fees and expenses of 0.08%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA FIRST START GROWTH FUND

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                               o CUMULATIVE PERFORMANCE COMPARISON o

                            [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       LIPPER FLEXIBLE     BARCLAYS U.S.
                     RUSSELL      USAA FIRST START     PORTFOLIO FUNDS      AGGREGATE
                   3000 INDEX        GROWTH FUND            INDEX           BOND INDEX
 7/31/2004         $10,000.00         $10,000.00         $10,000.00         $10,000.00
 8/31/2004          10,041.18          10,120.92          10,047.40          10,190.75
 9/30/2004          10,195.54          10,519.95          10,210.64          10,218.40
10/31/2004          10,362.99          10,447.40          10,350.64          10,304.09
11/30/2004          10,844.72          11,003.63          10,719.70          10,221.90
12/31/2004          11,231.14          11,596.13          11,002.85          10,315.96
 1/31/2005          10,932.00          11,185.01          10,827.12          10,380.73
 2/28/2005          11,172.65          11,269.65          11,031.23          10,319.46
 3/31/2005          10,983.68          11,124.55          10,835.48          10,266.45
 4/30/2005          10,745.04          11,088.27          10,637.49          10,405.40
 5/31/2005          11,152.18          11,535.67          10,882.97          10,517.97
 6/30/2005          11,230.09          11,668.68          10,962.86          10,575.33
 7/31/2005          11,690.80          12,079.81          11,313.63          10,479.05
 8/31/2005          11,579.36          11,886.34          11,313.18          10,613.39
 9/30/2005          11,680.66          12,188.63          11,477.36          10,504.06
10/31/2005          11,461.90          12,152.36          11,320.66          10,420.93
11/30/2005          11,907.76          12,732.77          11,592.29          10,467.02
12/31/2005          11,918.45          12,841.60          11,700.82          10,566.54
 1/31/2006          12,316.66          13,095.53          12,078.95          10,567.13
 2/28/2006          12,338.56          12,926.24          12,027.30          10,602.21
 3/31/2006          12,551.84          12,829.50          12,218.66          10,498.17
 4/30/2006          12,688.01          12,623.94          12,356.21          10,479.14
 5/31/2006          12,281.79          11,922.61          12,072.97          10,467.96
 6/30/2006          12,303.52          11,813.78          12,060.27          10,490.15
 7/31/2006          12,292.00          11,632.41          12,100.36          10,632.00
 8/31/2006          12,592.70          11,777.51          12,313.86          10,794.75
 9/30/2006          12,874.59          12,128.17          12,449.56          10,889.58
10/31/2006          13,338.04          12,382.10          12,778.23          10,961.61
11/30/2006          13,628.25          12,587.67          13,064.03          11,088.78
12/31/2006          13,791.46          12,716.40          13,195.12          11,024.43
 1/31/2007          14,053.97          12,887.42          13,351.83          11,019.90
 2/28/2007          13,823.42          12,753.04          13,299.69          11,189.83
 3/31/2007          13,967.30          12,850.77          13,424.55          11,190.17
 4/30/2007          14,525.25          13,253.88          13,843.33          11,250.51
 5/31/2007          15,054.59          13,510.41          14,154.84          11,165.25
 6/30/2007          14,772.64          13,339.39          14,090.63          11,132.22
 7/31/2007          14,268.85          13,070.65          13,948.02          11,225.08
 8/31/2007          14,473.67          13,143.94          13,938.55          11,362.66
 9/30/2007          15,001.34          13,510.41          14,487.95          11,448.86
10/31/2007          15,276.53          13,718.07          14,873.62          11,551.70
11/30/2007          14,588.80          13,302.74          14,521.54          11,759.44
12/31/2007          14,500.52          13,235.61          14,457.89          11,792.47
 1/31/2008          13,621.62          12,589.97          13,987.97          11,990.56
 2/29/2008          13,198.53          12,428.56          13,899.53          12,007.20
 3/31/2008          13,120.34          12,279.57          13,714.65          12,048.17
 4/30/2008          13,776.47          12,527.89          14,209.53          12,022.99
 5/31/2008          14,058.70          12,751.38          14,434.60          11,934.83
 6/30/2008          12,898.57          12,130.57          13,786.17          11,925.18
 7/31/2008          12,795.69          11,994.00          13,525.47          11,915.46
 8/31/2008          12,994.42          12,056.08          13,479.24          12,028.54
 9/30/2008          11,772.63          11,174.53          12,216.42          11,866.98
10/31/2008           9,684.64           9,597.68          10,337.78          11,586.87
11/30/2008           8,920.14           8,939.62           9,755.42          11,964.02
12/31/2008           9,090.79           9,144.08          10,117.81          12,410.39
 1/31/2009           8,327.89           8,603.92           9,688.44          12,300.88
 2/28/2009           7,455.50           8,025.18           9,034.87          12,254.46
 3/31/2009           8,108.55           8,462.45           9,633.50          12,424.81
 4/30/2009           8,961.85           9,298.41          10,405.01          12,484.21
 5/31/2009           9,440.02          10,057.20          11,067.60          12,574.77
 6/30/2009           9,472.19          10,314.42          10,885.95          12,646.29
 7/31/2009          10,209.46          10,867.44          11,771.89          12,850.27
 8/31/2009          10,574.27          11,291.85          12,058.71          12,983.32
 9/30/2009          11,017.29          11,870.59          12,570.03          13,119.71
10/31/2009          10,733.93          11,896.31          12,373.88          13,184.49
11/30/2009          11,343.87          12,179.25          12,901.71          13,355.18
12/31/2009          11,667.14          12,493.91          13,068.93          13,146.42
 1/31/2010          11,246.56          12,427.45          12,727.30          13,347.25
 2/28/2010          11,627.84          12,653.40          12,947.73          13,397.09
 3/31/2010          12,360.71          13,158.48          13,579.79          13,380.62
 4/30/2010          12,627.46          13,264.81          13,786.60          13,519.91
 5/31/2010          11,629.93          12,719.86          12,993.73          13,633.67
 6/30/2010          10,961.35          12,307.83          12,570.86          13,847.47
 7/31/2010          11,722.31          12,932.52          13,246.23          13,995.21
 8/31/2010          11,170.50          12,573.66          12,931.06          14,175.29
 9/30/2010          12,225.19          13,517.35          13,753.01          14,190.40
10/31/2010          12,702.91          13,902.80          14,206.25          14,240.92
11/30/2010          12,776.25          13,836.34          14,195.25          14,159.07
12/31/2010          13,642.34          14,464.71          14,756.17          14,006.39
 1/31/2011          13,940.31          14,655.22          15,064.47          14,022.69
 2/28/2011          14,447.85          15,117.87          15,368.62          14,057.77
 3/31/2011          14,513.02          15,335.59          15,438.48          14,065.53
 4/30/2011          14,944.99          15,784.63          15,876.39          14,244.08
 5/31/2011          14,774.47          15,621.35          15,738.70          14,429.97
 6/30/2011          14,509.14          15,417.23          15,509.48          14,387.72
 7/31/2011          14,176.88          15,172.30          15,384.43          14,616.02
 8/31/2011          13,326.33          14,246.99          14,711.09          14,829.56
 9/30/2011          12,292.27          13,321.69          13,723.27          14,937.44
10/31/2011          13,707.02          14,342.25          14,863.40          14,953.49
11/30/2011          13,669.97          14,206.17          14,636.08          14,940.51
12/31/2011          13,782.33          14,138.40          14,585.44          15,104.72
 1/31/2012          14,477.83          14,807.02          15,257.68          15,237.35
 2/29/2012          15,090.28          15,308.48          15,738.08          15,233.85
 3/31/2012          15,555.77          15,489.56          15,883.40          15,150.38
 4/30/2012          15,453.74          15,392.05          15,845.21          15,318.35
 5/31/2012          14,498.41          14,542.36          15,001.59          15,456.95
 6/30/2012          15,066.24          15,002.03          15,423.68          15,463.01
 7/31/2012          15,215.47          15,141.32          15,613.08          15,676.30
 8/31/2012          15,595.22          15,461.70          15,934.24          15,686.54
 9/30/2012          16,004.75          15,837.80          16,279.69          15,708.13
10/31/2012          15,728.70          15,851.72          16,167.37          15,739.03
11/30/2012          15,850.50          15,977.09          16,308.99          15,763.86
12/31/2012          16,044.75          16,245.21          16,531.38          15,741.42
 1/31/2013          16,925.13          16,813.72          17,039.21          15,631.32
 2/28/2013          17,149.43          16,884.78          17,056.61          15,709.67
 3/31/2013          17,821.46          17,240.10          17,341.04          15,722.21
 4/30/2013          18,113.18          17,595.42          17,580.46          15,881.30
 5/31/2013          18,540.48          17,609.64          17,572.70          15,597.95
 6/30/2013          18,300.00          17,211.68          17,168.91          15,356.67
 7/31/2013          19,302.99          17,851.25          17,795.71          15,377.66
 8/31/2013          18,764.13          17,439.08          17,512.63          15,299.06
 9/30/2013          19,461.71          17,964.96          18,127.98          15,443.89
10/31/2013          20,288.40          18,505.04          18,639.92          15,568.76
11/30/2013          20,877.18          18,831.94          18,817.26          15,510.46
12/31/2013          21,427.98          19,102.21          19,101.26          15,422.81
 1/31/2014          20,750.99          18,591.46          18,779.88          15,650.69
 2/28/2014          21,735.34          19,306.51          19,491.23          15,733.90
 3/31/2014          21,850.70          19,467.04          19,473.43          15,707.11
 4/30/2014          21,877.22          19,656.74          19,503.15          15,839.65
 5/31/2014          22,354.60          20,036.16          19,892.38          16,019.99
 6/30/2014          22,915.30          20,284.24          20,246.10          16,028.27
 7/31/2014          22,463.24          20,021.56          19,947.55          15,988.07

                                            [END CHART]

                          Data from 7/31/04 to 7/31/14.

                          See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                               o TOP 10 HOLDINGS o
                                  AS OF 7/31/14
                                (% of Net Assets)

iShares MSCI EAFE ETF* ...................................................  7.2%
iShares MSCI Germany ETF* ................................................  4.5%
iShares Core MSCI EAFE ETF* ..............................................  3.0%
iShares Core MSCI Emerging Markets ETF* ..................................  2.8%
U.S. Treasury Note, 2.75%, 2/15/2024  ....................................  2.1%
Apple, Inc. ..............................................................  1.6%
U.S. Treasury Note, 1.63%, 8/15/2022 .....................................  1.4%
Exxon Mobil Corp. ........................................................  1.3%
Microsoft Corp. ..........................................................  0.9%
Johnson & Johnson ........................................................  0.9%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-32.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o ASSET ALLOCATION* - 7/31/14 o

                         [PIE CHART OF ASSET ALLOCATION]

FINANCIALS                                                                 23.6%
INTERNATIONAL EXCHANGE-TRADED FUNDS**                                      19.9%
INFORMATION TECHNOLOGY                                                     10.3%
HEALTH CARE                                                                 7.3%
ENERGY                                                                      6.8%
INDUSTRIALS                                                                 6.4%
CONSUMER DISCRETIONARY                                                      6.0%
U.S. TREASURY SECURITIES                                                    5.1%
CONSUMER STAPLES                                                            3.9%
UTILITIES                                                                   3.9%
MATERIALS                                                                   2.4%
TELECOMMUNICATION SERVICES                                                  0.9%
DOMESTIC EXCHANGE-TRADED FUNDS**                                            0.3%
MONEY MARKET INSTRUMENTS                                                    2.8%

                                     [END CHART]

 *Excludes options.
**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2014:

 DIVIDEND RECEIVED              LONG-TERM
DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
-----------------------------------------------------------------------
      34.79%                   $1,770,000              $1,971,000
-----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the"Fund") as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 18, 2014

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2014

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (73.3%)

             COMMON STOCKS (51.5%)

             CONSUMER DISCRETIONARY (6.0%)
             ----------------------------
             APPAREL RETAIL (0.8%)
     6,400   Finish Line, Inc. "A"                                    $      168
    16,700   Foot Locker, Inc.                                               794
    24,000   Gap, Inc.                                                       963
    14,800   Ross Stores, Inc.                                               953
                                                                      ----------
                                                                           2,878
                                                                      ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
     2,100   Carter's, Inc.                                                  161
    11,900   Michael Kors Holdings Ltd.*                                     969
     1,600   VF Corp.                                                         98
                                                                      ----------
                                                                           1,228
                                                                      ----------
             AUTO PARTS & EQUIPMENT (0.3%)
     8,400   Gentex Corp.                                                    243
    16,200   Johnson Controls, Inc.                                          765
                                                                      ----------
                                                                           1,008
                                                                      ----------
             AUTOMOBILE MANUFACTURERS (0.1%)
    10,100   Thor Industries, Inc.                                           535
                                                                      ----------
             CABLE & SATELLITE (0.7%)
    18,100   Comcast Corp. "A"                                               972
    14,200   DIRECTV*                                                      1,222
     4,700   Starz "A"*                                                      134
                                                                      ----------
                                                                           2,328
                                                                      ----------
             CATALOG RETAIL (0.1%)
     3,800   HSN, Inc.                                                       212
                                                                      ----------
             COMPUTER & ELECTRONICS RETAIL (0.2%)
    23,000   Best Buy Co., Inc.                                              684
                                                                      ----------
             DEPARTMENT STORES (0.5%)
     5,100   Dillard's, Inc. "A"                                             608
    18,900   Macy's, Inc.                                                  1,092
                                                                      ----------
                                                                           1,700
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EDUCATION SERVICES (0.1%)
     9,400   DeVry, Inc.                                              $      376
                                                                      ----------
             FOOTWEAR (0.1%)
    12,300   Steven Madden Ltd.*                                             392
                                                                      ----------
             HOME IMPROVEMENT RETAIL (0.0%)
     1,200   Home Depot, Inc.                                                 97
                                                                      ----------
             HOMEFURNISHING RETAIL (0.3%)
    13,700   Aaron's, Inc.                                                   362
     7,700   Bed Bath & Beyond, Inc.*                                        487
     4,100   Haverty Furniture Companies, Inc.                                91
                                                                      ----------
                                                                             940
                                                                      ----------
             HOTELS, RESORTS & CRUISE LINES (0.4%)
     5,400   Marriott Vacations Worldwide Corp.*                             311
    13,000   Wyndham Worldwide Corp.                                         982
                                                                      ----------
                                                                           1,293
                                                                      ----------
             INTERNET RETAIL (0.2%)
       200   Amazon.com, Inc.*                                                63
     3,700   Liberty Ventures "A"*                                           256
       180   Priceline Group, Inc.*                                          224
     3,400   TripAdvisor, Inc.*                                              322
                                                                      ----------
                                                                             865
                                                                      ----------
             MOVIES & ENTERTAINMENT (1.0%)
    14,500   Time Warner, Inc.                                             1,204
     5,100   Twenty-First Century Fox, Inc. "A"                              161
    22,400   Walt Disney Co.                                               1,924
                                                                      ----------
                                                                           3,289
                                                                      ----------
             PUBLISHING (0.1%)
     2,000   Meredith Corp.                                                   92
     1,900   Morningstar, Inc.                                               129
                                                                      ----------
                                                                             221
                                                                      ----------
             RESTAURANTS (0.7%)
     1,400   DineEquity, Inc.                                                114
     6,100   Jack in the Box, Inc.                                           349
    17,600   McDonald's Corp.                                              1,664
     3,900   Ruth's Hospitality                                               44
     4,600   Yum! Brands, Inc.                                               319
                                                                      ----------
                                                                           2,490
                                                                      ----------
             Total Consumer Discretionary                                 20,536
                                                                      ----------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CONSUMER STAPLES (3.3%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
     1,300   Archer-Daniels-Midland Co.                               $       60
     7,100   Bunge Ltd.                                                      560
                                                                      ----------
                                                                             620
                                                                      ----------
             DRUG RETAIL (0.1%)
     4,800   CVS Caremark Corp.                                              366
                                                                      ----------
             FOOD RETAIL (0.4%)
    25,700   Kroger Co.                                                    1,259
                                                                      ----------
             HOUSEHOLD PRODUCTS (0.6%)
    11,100   Kimberly-Clark Corp.                                          1,153
    13,800   Procter & Gamble Co.                                          1,067
                                                                      ----------
                                                                           2,220
                                                                      ----------
             HYPERMARKETS & SUPER CENTERS (0.4%)
    21,000   Wal-Mart Stores, Inc.                                         1,545
                                                                      ----------
             PACKAGED FOODS & MEAT (0.6%)
     3,000   Cal-Maine Foods, Inc.                                           214
       900   Hershey Co.                                                      79
     4,200   Kellogg Co.                                                     251
     5,700   Sanderson Farms, Inc.                                           519
    25,600   Tyson Foods, Inc. "A"                                           953
                                                                      ----------
                                                                           2,016
                                                                      ----------
             SOFT DRINKS (1.0%)
     3,800   Coca-Cola Co.                                                   149
     9,300   Coca-Cola Enterprises, Inc.                                     423
    11,800   Monster Beverage Corp.*                                         755
    23,200   PepsiCo, Inc.                                                 2,044
                                                                      ----------
                                                                           3,371
                                                                      ----------
             Total Consumer Staples                                       11,397
                                                                      ----------
             ENERGY (5.5%)
             -------------
             COAL & CONSUMABLE FUELS (0.0%)
     1,900   CONSOL Energy, Inc.                                              74
                                                                      ----------
             INTEGRATED OIL & GAS (2.2%)
    16,700   Chevron Corp.                                                 2,158
    43,700   Exxon Mobil Corp.                                             4,324
     5,100   Hess Corp.                                                      505
     3,800   Occidental Petroleum Corp.                                      371
                                                                      ----------
                                                                           7,358
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             OIL & GAS DRILLING (0.2%)
     6,700   Helmerich & Payne, Inc.                                  $      712
     2,000   Unit Corp.*                                                     127
                                                                      ----------
                                                                             839
                                                                      ----------
             OIL & GAS EQUIPMENT & SERVICES (0.6%)
    15,500   Baker Hughes, Inc.                                            1,066
    14,500   RPC, Inc.                                                       326
     5,700   Schlumberger Ltd.                                               618
                                                                      ----------
                                                                           2,010
                                                                      ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.7%)
     2,700   Anadarko Petroleum Corp.                                        288
     3,300   Apache Corp.                                                    339
    21,600   Chesapeake Energy Corp.                                         569
    18,700   ConocoPhillips                                                1,543
     4,100   Continental Resources, Inc.*                                    602
    12,800   EOG Resources, Inc.                                           1,401
     5,700   EQT Corp.                                                       535
     1,700   Marathon Oil Corp.                                               66
     2,000   Noble Energy, Inc.                                              133
     3,700   SM Energy Co.                                                   290
                                                                      ----------
                                                                           5,766
                                                                      ----------
             OIL & GAS REFINING & MARKETING (0.5%)
    10,100   Marathon Petroleum Corp.                                        843
    16,700   Valero Energy Corp.                                             849
                                                                      ----------
                                                                           1,692
                                                                      ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    18,900   Kinder Morgan, Inc.                                             680
     1,900   ONEOK, Inc.                                                     122
       800   Targa Resources Corp.                                           102
                                                                      ----------
                                                                             904
                                                                      ----------
             Total Energy                                                 18,643
                                                                      ----------
             FINANCIALS (8.4%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
     4,800   Ameriprise Financial, Inc.                                      574
     3,700   BlackRock, Inc.                                               1,128
    15,400   Franklin Resources, Inc.                                        834
    19,700   Janus Capital Group, Inc.                                       224
     7,700   SEI Investments Co.                                             276
    10,500   T. Rowe Price Group, Inc.                                       816
     2,300   Waddell & Reed Financial, Inc. "A"                              121
                                                                      ----------
                                                                           3,973
                                                                      ----------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CONSUMER FINANCE (0.4%)
     3,000   Capital One Financial Corp.                              $      239
    15,300   Discover Financial Services                                     934
     3,700   Nelnet, Inc. "A"                                                152
                                                                      ----------
                                                                           1,325
                                                                      ----------
             DIVERSIFIED BANKS (1.9%)
    55,500   Bank of America Corp.                                           846
    41,800   Citigroup, Inc.                                               2,045
    34,600   JPMorgan Chase & Co.                                          1,995
    34,000   Wells Fargo & Co.                                             1,731
                                                                      ----------
                                                                           6,617
                                                                      ----------
             INVESTMENT BANKING & BROKERAGE (0.3%)
     3,200   Goldman Sachs Group, Inc.                                       553
     2,300   Lazard Ltd. "A"                                                 120
     2,200   Piper Jaffray Co., Inc.*                                        114
     7,800   Raymond James Financial, Inc.                                   397
                                                                      ----------
                                                                           1,184
                                                                      ----------
             LIFE & HEALTH INSURANCE (0.4%)
    18,400   AFLAC, Inc.                                                   1,099
    12,100   Unum Group                                                      416
                                                                      ----------
                                                                           1,515
                                                                      ----------
             MULTI-LINE INSURANCE (0.2%)
    11,500   American Financial Group, Inc.                                  644
                                                                      ----------
             MULTI-SECTOR HOLDINGS (0.3%)
     7,600   Berkshire Hathaway, Inc. "B"*                                   953
                                                                      ----------
             PROPERTY & CASUALTY INSURANCE (0.5%)
    24,100   Assured Guaranty Ltd.                                           538
     1,500   Navigators Group, Inc.*                                          91
    12,800   Travelers Companies, Inc.                                     1,146
                                                                      ----------
                                                                           1,775
                                                                      ----------
             REAL ESTATE SERVICES (0.4%)
    17,400   CBRE Group, Inc. "A"*                                           537
     7,400   Jones Lang LaSalle, Inc.                                        915
                                                                      ----------
                                                                           1,452
                                                                      ----------
             REGIONAL BANKS (0.8%)
    96,300   First Niagara Financial Group, Inc.                             828
    26,100   Fulton Financial Corp.                                          296
    49,000   KeyCorp                                                         664
     4,000   PNC Financial Services Group, Inc.                              330
     8,000   Popular, Inc.*                                                  255


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    37,100   Regions Financial Corp.                                  $      376
                                                                      ----------
                                                                           2,749
                                                                      ----------
             REINSURANCE (0.3%)
     8,100   PartnerRe Ltd.                                                  845
                                                                      ----------
             REITs - DIVERSIFIED (0.1%)
     4,000   American Assets Trust, Inc.                                     137
    34,000   Chambers Street Properties                                      265
                                                                      ----------
                                                                             402
                                                                      ----------
             REITs - HEALTH CARE (0.1%)
     3,000   Ventas, Inc.                                                    191
                                                                      ----------
             REITs - HOTEL & RESORT (0.2%)
    17,800   Hospitality Properties Trust                                    509
    10,300   Strategic Hotels & Resorts, Inc.*                               118
                                                                      ----------
                                                                             627
                                                                      ----------
             REITs - INDUSTRIAL (0.3%)
    25,000   ProLogis, Inc.                                                1,020
                                                                      ----------
             REITs - MORTGAGE (0.2%)
     8,200   AG Mortgage Investment Trust, Inc.                              150
     9,500   Apollo Residential Mortgage                                     155
     4,600   Invesco Mortgage Capital                                         78
    22,300   Resource Capital Corp.                                          123
                                                                      ----------
                                                                             506
                                                                      ----------
             REITs - OFFICE (0.1%)
    14,000   Franklin Street Properties Corp.                                170
                                                                      ----------
             REITs - RESIDENTIAL (0.1%)
     5,800   American Campus Communities, Inc.                               226
     1,100   Camden Property Trust                                            79
                                                                      ----------
                                                                             305
                                                                      ----------
             REITs - RETAIL (0.1%)
    18,600   General Growth Properties                                       435
                                                                      ----------
             REITs - SPECIALIZED (0.3%)
    10,500   American Tower Corp.                                            991
                                                                      ----------
             SPECIALIZED FINANCE (0.2%)
     8,500   CBOE Holdings, Inc.                                             412
     3,100   Interactive Brokers Group, Inc. "A"                              71
     4,300   McGraw Hill Financial, Inc.                                     345
                                                                      ----------
                                                                             828
                                                                      ----------
             Total Financials                                             28,507
                                                                      ----------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             HEALTH CARE (7.3%)
             ------------------
             BIOTECHNOLOGY (1.7%)
     6,900   Alexion Pharmaceuticals, Inc.*                           $    1,097
     6,800   Amgen, Inc.                                                     866
     5,500   Biogen Idec, Inc.*                                            1,839
     9,900   Celgene Corp.*                                                  863
    12,800   Gilead Sciences, Inc.*                                        1,172
     1,300   Ligand Pharmaceuticals, Inc. "B"*                                64
                                                                      ----------
                                                                           5,901
                                                                      ----------
             HEALTH CARE EQUIPMENT (1.0%)
    34,100   Abbott Laboratories                                           1,436
     2,500   Baxter International, Inc.                                      187
     4,600   Becton, Dickinson & Co.                                         535
    35,500   Boston Scientific Corp.*                                        453
     2,800   C.R. Bard, Inc.                                                 418
     4,500   CareFusion Corp.*                                               197
     2,000   St. Jude Medical, Inc.                                          130
                                                                      ----------
                                                                           3,356
                                                                      ----------
             HEALTH CARE SERVICES (0.4%)
    17,300   Express Scripts Holdings Co.*                                 1,205
                                                                      ----------
             HEALTH CARE TECHNOLOGY (0.2%)
    13,800   Cerner Corp.*                                                   762
                                                                      ----------
             LIFE SCIENCES TOOLS & SERVICES (0.0%)
     1,500   Charles River Laboratories International, Inc.*                  81
       200   Mettler-Toledo International, Inc.*                              52
                                                                      ----------
                                                                             133
                                                                      ----------
             MANAGED HEALTH CARE (0.9%)
    10,700   Aetna, Inc.                                                     830
     9,000   Cigna Corp.                                                     810
     5,100   Health Net, Inc.*                                               210
     6,100   UnitedHealth Group, Inc.                                        494
     5,800   WellPoint, Inc.                                                 637
                                                                      ----------
                                                                           2,981
                                                                      ----------
             PHARMACEUTICALS (3.1%)
     9,900   AbbVie, Inc.                                                    518
     2,800   Actavis plc*                                                    600
     2,100   Akorn, Inc.*                                                     71
     7,900   Allergan, Inc.                                                1,310
    28,100   Bristol-Myers Squibb Co.                                      1,423
     8,300   Eli Lilly and Co.                                               507

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    30,300   Johnson & Johnson                                        $    3,033
     4,200   Lannett Co., Inc.*                                              141
    14,000   Merck & Co., Inc.                                               794
    74,000   Pfizer, Inc.                                                  2,124
                                                                      ----------
                                                                          10,521
                                                                      ----------
             Total Health Care                                            24,859
                                                                      ----------
             INDUSTRIALS (6.1%)
             ------------------
             AEROSPACE & DEFENSE (1.2%)
    12,000   Hexcel Corp.*                                                   447
     5,200   Huntington Ingalls Industries, Inc.                             473
     1,600   Lockheed Martin Corp.                                           267
    10,900   Northrop Grumman Corp.                                        1,343
    10,700   Raytheon Co.                                                    971
     4,400   United Technologies Corp.                                       463
                                                                      ----------
                                                                           3,964
                                                                      ----------
             AGRICULTURAL & FARM MACHINERY (0.1%)
     5,800   Toro Co.                                                        344
                                                                      ----------
             AIR FREIGHT & LOGISTICS (0.6%)
     8,600   FedEx Corp.                                                   1,263
     7,100   United Parcel Service, Inc. "B"                                 690
                                                                      ----------
                                                                           1,953
                                                                      ----------
             AIRLINES (0.4%)
    13,400   Alaska Air Group, Inc.                                          589
       800   Copa Holdings S.A. "A"                                          121
    27,600   Southwest Airlines Co.                                          781
                                                                      ----------
                                                                           1,491
                                                                      ----------
             BUILDING PRODUCTS (0.2%)
    11,800   A.O. Smith Corp.                                                551
     1,300   Patrick Industries, Inc.*                                        54
                                                                      ----------
                                                                             605
                                                                      ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     3,400   Cummins, Inc.                                                   474
     8,600   Oshkosh Corp.                                                   398
     3,600   Trinity Industries, Inc.                                        157
                                                                      ----------
                                                                           1,029
                                                                      ----------
             DIVERSIFIED SUPPORT SERVICES (0.0%)
     2,400   Viad Corp.                                                       51
                                                                      ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
    11,500   AMETEK, Inc.                                                    560
    18,500   Emerson Electric Co.                                          1,177

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
     5,800   EnerSys                                                  $      368
                                                                      ----------
                                                                           2,105
                                                                      ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     1,800   TrueBlue, Inc.*                                                  49
                                                                      ----------
             INDUSTRIAL CONGLOMERATES (1.0%)
     5,400   Carlisle Companies, Inc.                                        432
   115,500   General Electric Co.                                          2,905
                                                                      ----------
                                                                           3,337
                                                                      ----------
             INDUSTRIAL MACHINERY (0.7%)
     4,900   Blount International, Inc.*                                      64
    12,700   Harsco Corp.                                                    321
     1,200   Hyster-Yale Materials Handling, Inc.                             96
    13,400   Illinois Tool Works, Inc.                                     1,104
     2,200   Mueller Industries, Inc.                                         61
     8,300   Parker Hannifin Corp.                                           954
                                                                      ----------
                                                                           2,600
                                                                      ----------
             RAILROADS (0.9%)
    28,600   CSX Corp.                                                       856
     7,200   Norfolk Southern Corp.                                          732
    14,400   Union Pacific Corp.                                           1,415
                                                                      ----------
                                                                           3,003
                                                                      ----------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
     2,300   MRC Global, Inc.*                                                62
     2,200   United Rentals, Inc.*                                           233
                                                                      ----------
                                                                             295
                                                                      ----------
             TRUCKING (0.0%)
       600   AMERCO                                                          158
                                                                      ----------
             Total Industrials                                            20,984
                                                                      ----------
             INFORMATION TECHNOLOGY (10.3%)
             ------------------------------
             APPLICATION SOFTWARE (0.3%)
     2,500   ANSYS, Inc.*                                                    192
       700   Intuit, Inc.                                                     57
     6,100   Manhattan Associates, Inc.*                                     179
     2,000   Solera Holdings, Inc.                                           128
     3,500   SS&C Technologies Holdings, Inc.*                               152
     3,700   Synopsys, Inc.*                                                 140
                                                                      ----------
                                                                             848
                                                                      ----------
             COMMUNICATIONS EQUIPMENT (1.2%)
    68,200   Cisco Systems, Inc.                                           1,721
     5,600   Commscope Holding Co., Inc.*                                    138

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
     3,100   Harris Corp.                                             $      212
     2,600   Juniper Networks, Inc.*                                          61
    26,100   QUALCOMM, Inc.                                                1,923
                                                                      ----------
                                                                           4,055
                                                                      ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
    12,000   Broadridge Financial Solutions, Inc.                            484
     9,800   DST Systems, Inc.                                               883
     3,300   ExlService Holdings, Inc.*                                       93
    12,700   Fiserv, Inc.*                                                   783
     2,900   MAXIMUS, Inc.                                                   120
     2,500   Syntel, Inc.*                                                   216
     1,100   Visa, Inc. "A"                                                  232
                                                                      ----------
                                                                           2,811
                                                                      ----------
             INTERNET SOFTWARE & SERVICES (1.5%)
    28,600   Facebook, Inc. "A"*                                           2,078
     2,690   Google, Inc. "A"*                                             1,559
     2,390   Google, Inc. "C"*                                             1,366
     2,700   LogMeIn, Inc.*                                                  110
                                                                      ----------
                                                                           5,113
                                                                      ----------
             IT CONSULTING & OTHER SERVICES (0.5%)
     2,700   Accenture plc "A"                                               214
     4,800   Booz Allen Hamilton Holdings                                    107
     5,100   Cognizant Technology Solutions Corp. "A"*                       250
     9,600   iGATE Corp.*                                                    343
     4,300   International Business Machines Corp.                           824
                                                                      ----------
                                                                           1,738
                                                                      ----------
             SEMICONDUCTORS (1.6%)
     6,500   Analog Devices, Inc.                                            322
     6,900   Avago Technologies Ltd.                                         479
    18,700   Integrated Device Technology, Inc.*                             268
    67,900   Intel Corp.                                                   2,301
     4,200   Intersil Corp. "A"                                               54
     2,500   Semtech Corp.*                                                   56
     3,600   Silicon Image, Inc.*                                             18
    17,400   Skyworks Solutions, Inc.                                        883
    23,800   Texas Instruments, Inc.                                       1,101
                                                                      ----------
                                                                           5,482
                                                                      ----------
             SYSTEMS SOFTWARE (1.8%)
     2,800   AVG Technologies N.V.*                                           48
    17,900   CA, Inc.                                                        517
    74,500   Microsoft Corp.                                               3,215
    47,900   Oracle Corp.                                                  1,935

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    23,500   Symantec Corp.                                           $      556
                                                                      ----------
                                                                           6,271
                                                                      ----------
             TECHNOLOGY DISTRIBUTORS (0.2%)
    22,600   Ingram Micro, Inc. "A"*                                         649
     1,800   ScanSource, Inc.*                                                64
                                                                      ----------
                                                                             713
                                                                      ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.4%)
    57,260   Apple, Inc.                                                   5,472
     4,100   EMC Corp.                                                       120
    53,200   Hewlett-Packard Co.                                           1,895
     5,900   Western Digital Corp.                                           589
                                                                      ----------
                                                                           8,076
                                                                      ----------
             Total Information Technology                                 35,107
                                                                      ----------
             MATERIALS (1.8%)
             ----------------
             ALUMINUM (0.2%)
    46,100   Alcoa, Inc.                                                     755
                                                                      ----------
             COMMODITY CHEMICALS (0.7%)
     1,800   Cabot Corp.                                                      95
    11,700   LyondellBasell Industries N.V. "A"                            1,243
    11,800   Westlake Chemical Corp.                                       1,031
                                                                      ----------
                                                                           2,369
                                                                      ----------
             DIVERSIFIED CHEMICALS (0.2%)
    11,500   Dow Chemical Co.                                                587
                                                                      ----------
             DIVERSIFIED METALS & MINING (0.5%)
     5,500   Compass Minerals International, Inc.                            473
    10,900   Globe Specialty Metals, Inc.                                    207
    28,600   Southern Copper Corp.                                           940
                                                                      ----------
                                                                           1,620
                                                                      ----------
             SPECIALTY CHEMICALS (0.2%)
     4,000   Celanese Corp. "A"                                              233
     2,500   PPG Industries, Inc.                                            496
                                                                      ----------
                                                                             729
                                                                      ----------
             Total Materials                                               6,060
                                                                      ----------
             TELECOMMUNICATION SERVICES (0.9%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.1%)
    11,500   Inteliquent, Inc.                                               122
     7,800   Intelsat SA*                                                    145
                                                                      ----------
                                                                             267
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
    47,200   AT&T, Inc.                                                              $     1,680
    19,700   Verizon Communications, Inc.                                                    993
                                                                                     -----------
                                                                                           2,673
                                                                                     -----------
             Total Telecommunication Services                                              2,940
                                                                                     -----------
             UTILITIES (1.9%)
             ----------------
             ELECTRIC UTILITIES (1.0%)
    16,600   Duke Energy Corp.                                                             1,197
       700   Edison International                                                             38
    11,300   Entergy Corp.                                                                   823
    18,400   Exelon Corp.                                                                    572
    28,800   PPL Corp.                                                                       950
                                                                                     -----------
                                                                                           3,580
                                                                                     -----------
             GAS UTILITIES (0.2%)
    14,000   AGL Resources, Inc.                                                             723
                                                                                     -----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
    35,300   AES Corp.                                                                       516
                                                                                     -----------
             MULTI-UTILITIES (0.5%)
     7,200   Dominion Resources, Inc.                                                        487
     4,300   MDU Resources Group, Inc.                                                       136
    27,100   Public Service Enterprise Group, Inc.                                           953
     2,600   SCANA Corp.                                                                     132
                                                                                     -----------
                                                                                           1,708
                                                                                     -----------
             Total Utilities                                                               6,527
                                                                                     -----------
             Total Common Stocks (cost: $144,666)                                        175,560
                                                                                     -----------
             PREFERRED STOCKS (1.6%)

             CONSUMER STAPLES (0.6%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.6%)
    40,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                  1,173
    10,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable,
               perpetual(a)                                                                1,078
                                                                                     -----------
                                                                                           2,251
                                                                                     -----------
             Total Consumer Staples                                                        2,251
                                                                                     -----------
             FINANCIALS (1.0%)
             -----------------
             LIFE & HEALTH INSURANCE (0.2%)
    28,000   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                      696
                                                                                     -----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
        10   International Lease Finance Corp., 0.28%, perpetual(b)                          770
                                                                                     -----------

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             REGIONAL BANKS (0.4%)
    30,000   Citizens Funding Trust I, 7.50%                                         $       773
       500   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                         509
                                                                                     -----------
                                                                                           1,282
                                                                                     -----------
             REINSURANCE (0.0%)
       500   American Overseas Group Ltd., 7.50%, non-cumulative,
               perpetual, acquired 3/09/2007; cost $526*(b),(c)                              125
                                                                                     -----------
             REITs - OFFICE (0.2%)
    20,000   CommonWealth REIT, Series E, 7.25%, cumulative redeemable, perpetual            526
                                                                                     -----------
             Total Financials                                                              3,399
                                                                                     -----------
             Total Preferred Stocks (cost: $5,519)                                         5,650
                                                                                     -----------
             EXCHANGE-TRADED FUNDS (20.2%)

             DOMESTIC EXCHANGE-TRADED FUNDS (0.3%)
     7,900   iShares Russell 1000 ETF                                                        852
                                                                                     -----------
             Total Domestic Exchange-Traded Funds                                            852
                                                                                     -----------
             INTERNATIONAL EXCHANGE-TRADED FUNDS (19.9%)
    29,398   EGShares Emerging Markets Consumer ETF                                          818
   166,330   iShares Core MSCI EAFE ETF                                                   10,081
   185,824   iShares Core MSCI Emerging Markets ETF                                        9,704
   366,771   iShares MSCI EAFE ETF                                                        24,423
   520,976   iShares MSCI Germany ETF                                                     15,186
    48,357   iShares MSCI Malaysia ETF                                                       763
    18,000   iShares MSCI Philippines ETF                                                    659
    28,032   iShares MSCI South Korea Capped ETF                                           1,853
    17,870   iShares MSCI Turkey ETF                                                       1,026
    12,254   SPDR S&P Emerging Markets SmallCap ETF                                          610
    19,024   WisdomTree Emerging Markets Equity Income Fund                                  983
    20,334   WisdomTree Emerging Markets SmallCap Dividend Fund                              978
    36,637   WisdomTree India Earnings Fund                                                  803
                                                                                     -----------
             Total International Exchange-Traded Funds                                    67,887
                                                                                     -----------
             Total Exchange-Traded Funds (cost: $61,576)                                  68,739
                                                                                     -----------
             Total Equity Securities (cost: $211,761)                                    249,949
                                                                                     -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                       COUPON                        VALUE
(000)        SECURITY                                         RATE      MATURITY           (000)
------------------------------------------------------------------------------------------------
             BONDS (23.5%)

             CORPORATE OBLIGATIONS (9.6%)

             ENERGY (1.3%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (1.3%)
$      800   DCP Midstream, LLC(a)                            5.85%      5/21/2043   $       780
     1,000   Enbridge Energy Partners, LP                     8.05      10/01/2077         1,133
     1,000   Energy Transfer Partners, LP                     3.24(d)   11/01/2066           940
     1,000   Enterprise Products Operating, LLC               7.00       6/01/2067         1,066
       500   TEPPCO Partners, LP                              7.00       6/01/2067           512
                                                                                     -----------
                                                                                           4,431
                                                                                     -----------
             Total Energy                                                                  4,431
                                                                                     -----------
             FINANCIALS (6.3%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
       900   Prospect Capital Corp.                           5.00       7/15/2019           936
     1,575   State Street Capital Trust IV                    1.23(d)    6/15/2037         1,370
                                                                                     -----------
                                                                                           2,306
                                                                                     -----------
             LIFE & HEALTH INSURANCE (0.9%)
       800   Lincoln National Corp.                           7.00       5/17/2066           826
       200   Lincoln National Corp.                           6.05       4/20/2067           203
     1,000   Prudential Financial, Inc.                       5.63       6/15/2043         1,075
     1,000   StanCorp Financial Group, Inc.                   6.90       6/01/2067         1,052
                                                                                     -----------
                                                                                           3,156
                                                                                     -----------
             MULTI-LINE INSURANCE (0.8%)
     1,000   Genworth Holdings, Inc.                          6.15      11/15/2066           913
     1,000   Glen Meadow Pass-Through Trust(a)                6.51       2/12/2067           992
     1,000   Nationwide Mutual Insurance Co.(a)               5.81(d)   12/15/2024         1,012
                                                                                     -----------
                                                                                           2,917
                                                                                     -----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     1,000   JPMorgan Chase Capital XIII                      1.18(d)    9/30/2034           882
                                                                                     -----------
             PROPERTY & CASUALTY INSURANCE (1.9%)
     1,000   Allstate Corp.                                   5.75       8/15/2053         1,077
     1,000   AmTrust Financial Services, Inc.(a)              6.13       8/15/2023         1,055
     1,000   HSB Group, Inc.(b)                               1.14(d)    7/15/2027           770
       750   Ironshore Holdings, Inc.(a)                      8.50       5/15/2020           887
     1,300   Oil Insurance Ltd.(a)                            3.22(d)            -(e)      1,209
       500   Progressive Corp.                                6.70       6/15/2067           552
     1,000   Travelers Companies, Inc.                        6.25       3/15/2037         1,080
                                                                                     -----------
                                                                                           6,630
                                                                                     -----------

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                 MARKET
AMOUNT                                                             COUPON                  VALUE
(000)        SECURITY                                               RATE     MATURITY      (000)
------------------------------------------------------------------------------------------------
             REGIONAL BANKS (1.2%)
$    1,000   Fulton Capital Trust I                                 6.29%    2/01/2036   $   977
     1,000   KeyCorp Capital I                                      0.97(d)  7/01/2028       860
       150   M&T Capital Trust I                                    8.23     2/01/2027       153
     1,000   Manufacturers & Traders Trust Co.                      5.63    12/01/2021     1,040
     1,000   Suntrust Capital I                                     0.89(d)  5/15/2027       865
                                                                                         -------
                                                                                           3,895
                                                                                         -------
             REINSURANCE (0.3%)
       500   Alterra USA Holdings Ltd.(a)                           7.20     4/14/2017       555
       500   Platinum Underwriters Finance, Inc.                    7.50     6/01/2017       572
                                                                                         -------
                                                                                           1,127
                                                                                         -------
             REITs - RETAIL (0.2%)
       577   Brixmor, LLC                                           7.68    11/02/2026       575
                                                                                         -------
             Total Financials                                                             21,488
                                                                                         -------
             INDUSTRIALS (0.3%)
             ------------------
             AEROSPACE & DEFENSE (0.3%)
     1,000   Textron Financial Corp.(a)                             6.00     2/15/2067       910
                                                                                         -------
             UTILITIES (1.7%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
       983   NextEra Energy Capital Holdings, Inc.                  6.65     6/15/2067     1,005
     1,000   PPL Capital Funding, Inc.                              6.70     3/30/2067     1,023
                                                                                         -------
                                                                                           2,028
                                                                                         -------
             MULTI-UTILITIES (1.1%)
     1,000   Dominion Resources, Inc.                               7.50     6/30/2066     1,097
       770   Integrys Energy Group, Inc.                            6.11    12/01/2066       786
     1,000   Puget Sound Energy, Inc.                               6.97     6/01/2067     1,056
       725   Wisconsin Energy Corp.                                 6.25     5/15/2067       747
                                                                                         -------
                                                                                           3,686
                                                                                         -------
             Total Utilities                                                               5,714
                                                                                         -------
             Total Corporate Obligations (cost: $28,244)                                  32,543
                                                                                         -------
             EURODOLLAR AND YANKEE OBLIGATIONS (2.9%)

             FINANCIALS (2.0%)
             -----------------
             DIVERSIFIED BANKS (0.9%)
     1,500   Barclays Bank plc                                      0.69(d)          -(e)  1,031
     2,040   HSBC Bank plc                                          0.69(d)          -(e)  1,416
       500   LBI hf, acquired 10/12/2007;
              cost $500(a),(b),(c),(f)                              7.43             -(e)      -
     1,000   Lloyds Bank plc                                        0.56(d)          -(e)    688
                                                                                         -------
                                                                                           3,135
                                                                                         -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                            COUPON                      VALUE
(000)        SECURITY                                              RATE      MATURITY         (000)
---------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (0.3%)
$    1,000   Great-West Life & Annuity Insurance Capital, LP(a)     7.15%    5/16/2046    $   1,045
                                                                                          ---------
             MULTI-LINE INSURANCE (0.3%)
       800   ZFS Finance USA Trust V(a)                             6.50     5/09/2037          862
                                                                                          ---------
             PROPERTY & CASUALTY INSURANCE (0.2%)
       750   QBE Capital Funding III Ltd.(a)                        7.25     5/24/2041          813
                                                                                          ---------
             REGIONAL BANKS (0.0%)
     1,000   Glitnir Banki hf, acquired 9/11/2006 and
              10/18/2006; cost $1,017(a),(b),(c),(f)                7.45             -(e)         -
                                                                                          ---------
             REINSURANCE (0.3%)
       804   Swiss Re Capital I, LP(a)                              6.85             -(e)       858
                                                                                          ---------
             Total Financials                                                                 6,713
                                                                                          ---------
             MATERIALS (0.6%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
     1,000   Braskem Finance Ltd.                                   6.45     2/03/2024        1,052
                                                                                          ---------
             GOLD (0.3%)
     1,000   Kinross Gold Corp.(a)                                  5.95     3/15/2024        1,022
                                                                                          ---------
             Total Materials                                                                  2,074
                                                                                          ---------
             UTILITIES (0.3%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
       650   Electricite De France S.A.(a)                          5.25             -(e)       662
       500   Enel S.p.A.(a)                                         8.75     9/24/2073          592
                                                                                          ---------
                                                                                              1,254
                                                                                          ---------
             Total Utilities                                                                  1,254
                                                                                          ---------
             Total Eurodollar and Yankee Obligations
              (cost: $10,434)                                                                10,041
                                                                                          ---------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

             FINANCIALS (0.3%)
             -----------------
     1,070   Structured Asset Mortgage Investments, Inc.
              (cost: $956)                                          0.66(d)  7/19/2035          952
                                                                                          ---------
             COMMERCIAL MORTGAGE SECURITIES (5.6%)

             FINANCIALS (5.6%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (5.6%)
       500   Banc of America Commercial Mortgage, Inc.              5.77     5/10/2045          531
     1,000   Banc of America Commercial Mortgage, Inc.              5.18     9/10/2047        1,032
       500   Banc of America Commercial Mortgage, Inc.              6.28     2/10/2051          543
     1,000   Bear Stearns Commercial Mortgage Securities, Inc.(a)   5.66     9/11/2041          995
       500   Bear Stearns Commercial Mortgage Securities, Inc.      4.99     9/11/2042          518

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                             COUPON                     VALUE
(000)        SECURITY                                               RATE      MATURITY        (000)
---------------------------------------------------------------------------------------------------
$      530   Citigroup Commercial Mortgage Trust                    5.78%    3/15/2049    $     559
     1,000   GE Capital Commercial Mortgage Corp.                   5.31    11/10/2045        1,021
     1,000   GE Capital Commercial Mortgage Corp.                   5.61    12/10/2049        1,058
       500   GMAC Commercial Mortgage Securities, Inc.              4.97    12/10/2041          508
       250   GMAC Commercial Mortgage Securities, Inc.              4.98    12/10/2041          247
     1,000   GS Mortgage Securities Corp. II                        5.57     4/10/2038        1,039
     1,000   GS Mortgage Securities Corp. II                        4.78     7/10/2039        1,021
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                     5.04    10/15/2042        1,025
       690   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                     5.57     4/15/2043          726
       500   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                     5.39    12/15/2044          521
       378   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                     5.39    12/15/2044          396
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                     5.87     4/15/2045        1,022
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                     5.48     5/15/2045        1,063
       250   Merrill Lynch Mortgage Trust                           5.24     7/12/2038          250
       135   Merrill Lynch Mortgage Trust                           5.27     7/12/2038          131
       670   Merrill Lynch Mortgage Trust                           5.67     5/12/2039          685
       500   Merrill Lynch Mortgage Trust                           5.01    10/12/2041          503
     1,000   Merrill Lynch Mortgage Trust                           5.84     6/12/2050        1,046
     1,000   ML-CFC Commercial Mortgage Trust                       5.42     8/12/2048        1,071
       500   ML-CFC Commercial Mortgage Trust                       5.88     8/12/2049          528
     1,000   Wachovia Bank Commercial Mortgage Trust                5.72     5/15/2043        1,060
                                                                                          ---------
                                                                                             19,099
                                                                                          ---------
             Total Financials                                                                19,099
                                                                                          ---------
             Total Commercial Mortgage Securities (cost: $17,320)                            19,099
                                                                                          ---------
             U.S. TREASURY SECURITIES (5.1%)

             NOTES (5.1%)
             ------------
     2,000   1.75%, 5/15/2022                                                                 1,915
     4,970   1.63%, 8/15/2022                                                                 4,699
       390   1.63%, 11/15/2022                                                                  367
       170   2.00%, 2/15/2023                                                                   164
     1,000   2.75%, 11/15/2023                                                                1,021
     7,000   2.75%, 2/15/2024                                                                 7,132
     2,000   2.50%, 5/15/2024                                                                 1,991
                                                                                          ---------
             Total Notes                                                                     17,289
                                                                                          ---------
             Total U.S. Treasury Securities (cost: $17,423)                                  17,289
                                                                                          ---------
             Total Bonds (cost: $74,377)                                                     79,924
                                                                                          ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.8%)

             MONEY MARKET FUNDS (2.8%)
 9,680,828   State Street Institutional Liquid Reserves
              Fund Premier Class, 0.07%(g) (cost: $9,681)               $  9,681
                                                                        --------

             TOTAL INVESTMENTS (COST: $295,819)                         $339,554
                                                                        ========

--------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
--------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.3%)
       180   Put - S&P 500 Index expiring January 17, 2015 at 1850           997
                                                                        --------

             TOTAL PURCHASED OPTIONS (COST: $672)                       $    997
                                                                        ========
             WRITTEN OPTIONS (0.1%)
      (180)  Put - S&P 500 Index expiring December 20, 2014 at 1700         (367)
                                                                        --------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $216)            $   (367)
                                                                        ========

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS           INPUTS       TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $175,560             $     -           $    -    $175,560
  Preferred Stocks                               -               4,755              895       5,650
  Exchange-Traded Funds:
    Domestic Exchange-Traded Funds             852                   -                -         852
    International Exchange-Traded Funds     67,887                   -                -      67,887
Bonds:
  Corporate Obligations                          -              31,773              770      32,543
  Eurodollar and Yankee Obligations              -              10,041                -      10,041
  Collateralized Mortgage Obligations            -                 952                -         952
  Commercial Mortgage Securities                 -              19,099                -      19,099
  U.S. Treasury Securities                  17,289                   -                -      17,289
Money Market Instruments:
  Money Market Funds                         9,681                   -                -       9,681
Purchased Options                              997                   -                -         997
---------------------------------------------------------------------------------------------------
Total                                     $272,266             $66,620           $1,665    $340,551
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
LIABILITIES              FOR IDENTICAL LIABILITIES              INPUTS           INPUTS       TOTAL
---------------------------------------------------------------------------------------------------
Written Options                              $(367)                 $-               $-       $(367)
---------------------------------------------------------------------------------------------------
Total                                        $(367)                 $-               $-       $(367)
---------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------
                                                                      PREFERRED           CORPORATE
                                                                         STOCKS         OBLIGATIONS
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2013                                            $765                    $  3
Purchases                                                                 -                       -
Sales                                                                     -                       -
Transfers into Level 3                                                    -                     795
Transfers out of Level 3                                                  -                       -
Net realized gain (loss) on investments                                   -                       -
Change in net unrealized appreciation/depreciation of investments       130                     (28)
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2014                                            $895                    $770
---------------------------------------------------------------------------------------------------

For the period of August 1, 2013, through July 31, 2014, a corporate obligation with a fair value of $795,000 was transferred from Level 2 to Level 3. Due to an assessment of events at the end of the reporting period, this security had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2014

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 23.1% of net assets at July 31, 2014.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

   substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   REIT    Real estate investment trust

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Security was fair valued at July 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

        total value of all such securities was $1,665,000, which represented 0.5% of the Fund's net assets.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2014, was $125,000, which represented less than 0.1% of the Fund's net assets.

   (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2014.

   (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (f) At July 31, 2014, the issuer was in default with respect to interest and/or principal payments.

   (g) Rate represents the money market fund annualized seven-day yield at July 31, 2014.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2014

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $295,819)                      $339,554
   Purchased options, at market value (cost of $672)                                       997
   Cash                                                                                     14
   Receivables:
       Capital shares sold                                                                 223
       USAA Asset Management Company (Note 5D)                                             139
       Dividends and interest                                                              960
       Securities sold                                                                      55
                                                                                      --------
           Total assets                                                                341,942
                                                                                      --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                             251
   Written options, at market value (premiums received of $216)                            367
   Accrued management fees                                                                 221
   Accrued transfer agent's fees                                                            18
   Other accrued expenses and payables                                                     111
                                                                                      --------
           Total liabilities                                                               968
                                                                                      --------
              Net assets applicable to capital shares outstanding                     $340,974
                                                                                      ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $280,448
   Accumulated undistributed net investment income                                       2,129
   Accumulated net realized gain on investments and options                             14,488
   Net unrealized appreciation of investments and options                               43,909
                                                                                      --------
              Net assets applicable to capital shares outstanding                     $340,974
                                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                      24,858
                                                                                      ========
   Net asset value, redemption price, and offering price per share                    $  13.72
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                           $ 5,247
   Interest                                                                              3,749
                                                                                       -------
            Total income                                                                 8,996
                                                                                       -------
EXPENSES
   Management fees                                                                       2,315
   Administration and servicing fees                                                       463
   Transfer agent's fees                                                                 2,122
   Custody and accounting fees                                                             148
   Postage                                                                                 102
   Shareholder reporting fees                                                               77
   Trustees' fees                                                                           19
   Registration fees                                                                        34
   Professional fees                                                                        87
   Other                                                                                    10
                                                                                       -------
            Total expenses                                                               5,377
   Expenses reimbursed                                                                  (1,118)
                                                                                       -------
            Net expenses                                                                 4,259
                                                                                       -------
NET INVESTMENT INCOME                                                                    4,737
                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
       Investments                                                                      18,363
       Options                                                                          (1,243)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                      12,828
       Options                                                                             352
                                                                                       -------
            Net realized and unrealized gain                                            30,300
                                                                                       -------
   Increase in net assets resulting from operations                                    $35,037
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

----------------------------------------------------------------------------------------------
                                                                            2014          2013
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  4,737      $  5,015
   Net realized gain on investments                                       18,363        11,732
   Net realized loss on options                                           (1,243)       (1,414)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         12,828        25,004
      Options                                                                352            67
                                                                        ----------------------
           Increase in net assets resulting from operations               35,037        40,404
                                                                        ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (5,182)       (4,770)
   Net realized gains                                                     (2,712)            -
                                                                        ----------------------
      Distributions to shareholders                                       (7,894)       (4,770)
                                                                        ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              80,873        53,632
   Reinvested dividends                                                    7,848         4,748
   Cost of shares redeemed                                               (53,104)      (38,227)
                                                                        ----------------------
           Increase in net assets from capital share transactions         35,617        20,153
                                                                        ----------------------
   Net increase in net assets                                             62,760        55,787

NET ASSETS
   Beginning of year                                                     278,214       222,427
                                                                        ----------------------
   End of year                                                          $340,974      $278,214
                                                                        ======================
Accumulated undistributed net investment income:
   End of year                                                          $  2,129      $  2,586
                                                                        ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                             6,133         4,502
   Shares issued for dividends reinvested                                    601           417
   Shares redeemed                                                        (4,034)       (3,227)
                                                                        ----------------------
           Increase in shares outstanding                                  2,700         1,692
                                                                        ======================

See accompanying notes to financial statements.

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

       securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

    include certain preferred stocks, which are valued based on methods discussed in Note 1A1. Additionally, certain bonds, valued based on methods discussed in Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at July 31, 2014, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option,

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

    bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2014*
    (IN THOUSANDS)

                              ASSET DERIVATIVES              LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------
DERIVATIVES          STATEMENT OF                        STATEMENT OF
NOT ACCOUNTED        ASSETS AND                          ASSETS AND
FOR AS HEDGING       LIABILITIES                         LIABILITIES
INSTRUMENTS          LOCATION           FAIR VALUE       LOCATION          FAIR VALUE
-------------------------------------------------------------------------------------
Equity contracts    Purchased           $997             Written           $367
                    options;                             options
                    Net unrealized
                    appreciation of
                    investments and
                    options
-------------------------------------------------------------------------------------

    *For open derivative instruments as of July 31, 2014, see the portfolio of investments, which also is indicative of activity for the year ended July 31, 2014.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2014
    (IN THOUSANDS)

                                                                       CHANGE IN NET
DERIVATIVES                                                            UNREALIZED
NOT ACCOUNTED        STATEMENT OF                                      APPRECIATION
FOR AS HEDGING       OPERATIONS                      REALIZED LOSS     (DEPRECIATION)
INSTRUMENTS          LOCATION                        ON DERIVATIVES    ON DERIVATIVES
-------------------------------------------------------------------------------------
Equity contracts     Net realized loss on options/       $(1,243)            $352
                     Change in net unrealized
                     appreciation/depreciation
                     of options
-------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2014, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2014, the Fund paid CAPCO facility fees of $2,000, which represents 0.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2014.

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend and passive foreign investment corporation adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $12,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2014, and 2013, was as follows:

                                            2014                       2013
                                         --------------------------------------
Ordinary income*                         $6,124,000                  $4,770,000
Long-term realized capital gain           1,770,000                           -
                                         ----------                  ----------
  Total distributions paid               $7,894,000                  $4,770,000
                                         ==========                  ==========

As of July 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 8,925,000
Undistributed long-term capital gains                                 7,891,000
Unrealized appreciation of investments                               43,712,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, straddle loss deferral and mark-to-market adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At July 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2014, were $220,979,000 and $192,874,000, respectively.

As of July 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $296,508,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2014, for federal income tax purposes, were $48,425,000 and $4,382,000, respectively, resulting in net unrealized appreciation of $44,043,000.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

For the year ended July 31, 2014, transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                                  NUMBER OF            RECEIVED
                                                  CONTRACTS             (000'S)
                                                 -------------------------------
Outstanding at July 31, 2013                              -                $  -
Options written                                         180                 216
Options terminated in closing
  purchase transactions                                   -                   -
Options expired                                           -                   -
                                                 -------------------------------
Outstanding at July 31, 2014                            180                $216
                                                 ===============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval. The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)(1)                          OF AVERAGE NET ASSETS)(1)
------------------------------------------------------------------------------
+/- 100 to 400                                +/- 4
+/- 401 to 700                                +/- 5
+/- 701 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $2,315,000, which included no performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an investment subadvisory agreement with Quantitative Management Associates LLC (QMA), under which QMA directs the investment and

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

    reinvestment of a portion of the Fund's assets invested in domestic stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.20% on the first $250 million, and 0.15% on assets over $250 million of the portion of the Fund's average net assets that QMA manages. For the year ended July 31, 2014, the Manager incurred subadvisory fees, paid or payable to QMA, of $315,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2014, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $463,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2014, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2014, to limit the total annual operating expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2014, the Fund incurred reimbursable expenses of $1,118,000, of which $139,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2014, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,122,000. Additionally, the Fund recorded a receivable from SAS of less than $500 at July 31, 2014, for adjustments to capital gains payable.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                  --------------------------------------------------------------------------
                                      2014             2013            2012             2011            2010
                                  --------------------------------------------------------------------------
Net asset value at beginning
 of period                        $  12.56         $  10.87        $  11.15         $   9.73        $   8.45
                                  --------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                 .20              .23             .24              .21             .30
 Net realized and unrealized
  gain(loss)                          1.31             1.69            (.28)            1.46            1.30
                                  --------------------------------------------------------------------------
Total from investment
 operations                           1.51             1.92            (.04)            1.67            1.60
                                  --------------------------------------------------------------------------
Less distributions from:
 Net investment income                (.23)            (.23)           (.24)            (.25)           (.32)
 Realized capital gains               (.12)               -               -                -               -
                                  --------------------------------------------------------------------------
Total distributions                   (.35)            (.23)           (.24)            (.25)           (.32)
                                  --------------------------------------------------------------------------
Net asset value at end
 of period                        $  13.72         $  12.56        $  10.87         $  11.15        $   9.73
                                  ==========================================================================
Total return (%)*                    12.16            17.90            (.20)           17.32           19.00
Net assets at end of
 period (000)                     $340,974         $278,214        $222,427         $226,948        $200,296
Ratios to average net assets:**
 Expenses (%)(a)                      1.38             1.38            1.38             1.38            1.38
 Expenses, excluding
  reimbursements (%)(a)               1.74             1.79            1.90             1.91            2.14
 Net investment
  income (%)                          1.53             2.01            2.26             1.95            3.11
Portfolio turnover (%)                  64               70              85(b)           133(b)          188(b)

 *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2014, average net assets were $308,842,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         -             (.00%)(+)       (.00%)(+)        (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects decreased trading activity due to changes in subadvisers and asset allocation changes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

July 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2014, through July 31, 2014.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                           BEGINNING                 ENDING               DURING PERIOD*
                                         ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2014 -
                                        FEBRUARY 1, 2014          JULY 31, 2014            JULY 31, 2014
                                      --------------------------------------------------------------------
Actual                                     $1,000.00               $1,076.90                    $7.11

Hypothetical
 (5% return before expenses)                1,000.00                1,017.95                     6.90

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.69% for the six-month period of February 1, 2014, through July 31, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the

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58  | USAA FIRST START GROWTH FUND

================================================================================

Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements - was

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60  | USAA FIRST START GROWTH FUND

================================================================================

below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by the Manager after payment of the subadvisory fee. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager reimbursed Fund expenses during the previous year.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-and three-year periods ended December 31, 2013, and was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2013.

The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-and three-year periods ended December 31, 2013, and was in the top 10% of its performance universe for the five-year period ended December 31, 2013.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of

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62  | USAA FIRST START GROWTH FUND

================================================================================

funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund, if any, is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

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64  | USAA FIRST START GROWTH FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

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66  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-04/14); President, AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

68  | USAA FIRST START GROWTH FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit Committee.
   (4) Member of Pricing and Investment Committee.
   (5) Member of Corporate Governance Committee.
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

70  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

72  | USAA FIRST START GROWTH FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Ref erence Room may be obtained by calling (800) 732-0330.

209366-0914

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   31711-0914                                (C)2014, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2014 and 2013 were $438,538 and $460,191, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended July 31, 2014 and 2013 were $27,802 and $54,750, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2014 and 2013 were $434,270 and $442,000, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     09/22/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      09/24/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.